Exhibit 99.2



                                            Barclays Capital
                                            5 The North Colonnade
                                            Canary Wharf
                                            London E14 4BB

                                            Tel +44 (0)20 7623 2323

                                               [GRAPHIC OMITTED]



To:         COUNTRYWIDE HOME LOANS, INC. (the "Counterparty")
Attn:       RITA BOURNE
Fax No:     1-818-2254001
From:       BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays")
Date:       March 30, 2006
Reference:  1107840B / 1107842B

Corridor Transaction Confirmation

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

      1. This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

The terms of the particular Transaction to which this Confirmation relates are as follows:

2.                                   TRADE DETAILS
-------------------------------------------------------------------------------
Notional Amount:                     With respect to any Calculation
                                     Period the amount set forth for such
                                     period in Schedule A attached hereto

Trade Date:                          March 3, 2006

Effective Date:                      March 30, 2006

Termination Date:                    January 25, 2009; subject to
                                     adjustment in accordance with the
                                     Following Business Day Convention
Fixed Amounts:

      Fixed Rate Payer:              Counterparty

      Fixed Rate Payer Payment       March 8, 2006; subject to
      Date(s):                       adjustment in accordance with the
                                     Following Business Day Convention

      Fixed Amount:                  USD280,000

Floating Amounts:                    To be determined in accordance
                                     with the following formula:
                                     Greater of (i) (Floating Rate -
                                     Strike Rate) * Notional Amount *
                                     Floating Rate Day Count Fraction;
                                     and (ii) zero.

      Floating Rate Payer:           Barclays.

      Strike Rate                    Please see Schedule attached
                                     hereto

      Cap Rate                       Please see Schedule attached
                                     hereto

      Floating Rate Payer Payment    For each Calculation Period, the
      Date(s):                       first Business Day prior to each
                                     Floating Rate Payer Period End
                                     Date.

      Floating Rate Payer Period     The 25th of each month in each
      End Date(s):                   year from (and including) April
                                     25, 2006 to (and including) the
                                     Termination Date; subject to adjustment
                                     in accordance with the Following Business
                                     Day Convention

      Floating Rate Option.          USD-LIBOR-BBA; provided,
                                     however, that if the Floating
                                     Rate determined for such
                                     Floating Rate Option for any
                                     Calculation Period is greater
                                     than the Cap Rate then the
                                     Floating Rate Option for such
                                     Calculation Period shall be
                                     deemed to be the Cap Rate

      Floating Rate Day Count        Actual / 360
      Fraction:

      Designated Maturity:           1 Month.

      Reset Dates:                   The first day of Each
                                     Calculation Period.

Business Days:                       New York.

Governing Law:                       This Transaction and this
                                     Confirmation will be governed by
                                     and construed in accordance with
                                     the laws of the State of New
                                     York (without reference to
                                     choice of law doctrine except
                                     Section 5-1401 and Section
                                     5-1402 of the New York General
                                     Obligation Law).

3.                                   ACCOUNT DETAILS
-------------------------------------------------------------------------------
Payments to Barclays:                Correspondent: BARCLAYS BANK PLC
                                     NEW YORK
                                     FEED: 026002574
                                     Beneficiary:  BARCLAYS SWAPS
                                     Beneficiary Account: 050-01922-8

Payments to Counterparty:            Beneficiary Account: BANK OF
                                     AMERICA NA-SAN FRANCISCO
                                     FFED: 121000358
                                     Beneficiary: COUNTRYWIDE HOME
                                     LOANS, INC.
                                     A/C: 12352 06200

4.                                   OFFICES
-------------------------------------------------------------------------------
Barclays:                            Address for Notices:
                                     5 The North Colonnade
                                     Canary Wharf
                                     E14 4 BB
                                     Tel: 44(20) 7773 6461
                                     Fax: 44(20) 777 36810

Counterparty:                        Address for Notices:
                                     C/O COUNTRYWIDE FUNDING
                                     CORPORATION
                                     31303 AGOURA ROAD
                                     MAIL STOP WLAR-43
                                     WESTLAKE VILLAGE CA 91363
                                     Tel: 1(818) 874-8057
                                     Fax: 1(818) 2254001

5.    Left Intentionally Blank.

6.    Assignment of the Transaction:

At the option of the Counterparty, upon payment of the Fixed Amount and satisfaction of any other conditions described herein, on a date in the future, (the "Transfer Date") Barclays and an entity (the "Transferee") to be designated by the Counterparty and approved by Barclays will enter into a novation agreement (substantially in the form of the ISDA Form Novation Agreement published by the International Swaps and Derivatives Association, Inc., a copy of which is attached hereto as Annex A, and otherwise acceptable to Barclays) under which, among other things, the Counterparty will transfer its interest as the Counterparty to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of the Counterparty to the Transaction under this Confirmation (the "Transfer"). Upon transfer of this Transaction to the Transferee, all references to Party B or the Counterparty or words of similar meaning or import shall be deemed to be a reference to the Transferee.

As of the date of such Transfer, the Transferee and Barclays will be deemed to enter into an ISDA Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "Form ISDA Master Agreement") without any Schedule, except for the elections that are provided in Part 7 of this Confirmation. As of the date of such Transfer, as between the Transferee and Barclays, this Confirmation shall be deemed to supplement, form a part of, and be subject to the Form ISDA Master Agreement (together, the "Transferred Agreement"). All provisions contained in the Form ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

7.    Provisions Deemed Incorporated into this Agreement upon Transfer:

As of the date of Transfer, the following provisions i) through vii) will be deemed to be incorporated into the Transferred Agreement:

      i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

      ii)   Termination Provisions. For purposes of the Transferred Agreement:

            (a) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None;

                  and in relation to Party B for the purpose of this Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None.

            (b) "Specified Transaction" shall be inapplicable to Party A and Party B.

            (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

            (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

            (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

            (f)   The "Default Under Specified Transaction" provisions of
                  Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

            (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

            (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

            (i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

            (j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

            (k) Payments on Early Termination. For the purpose of Section 6(e) of the Transferred Agreement:

                  (i)   Market Quotation will apply.

                  (ii)  The Second Method will apply.

            (l)   "Termination Currency" means United States Dollars.

      iii)  Tax Representations.

      Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:

            With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

            With respect to payments made to Barclays which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

      Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

            Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

      iv)   Documents to be Delivered. For the purpose of Section 4(a):

            (a)   Tax forms, documents or certificates to be delivered are:

Party required to                                   Date by which to be
deliver document        Form/Document/Certificate   delivered
---------------------------------------------------------------------------

Barclays and the        Any document required or    Promptly after the earlier
Counterparty            reasonably requested to     of (i) reasonable demand
                        allow the other party to    by either party or (ii)
                        make payments under this    within 30 days of the
                        Agreement without any       Transfer Date.
                        deduction or withholding
                        for or on the account of
                        any Tax or with such
                        deduction or withholding
                        at a reduced rate.

            (b)   Other Documents to be delivered are:

Party required                               Date by                 Covered by
to deliver                                   which to be           Section 3(d)
document         Form/Document/Certificate   delivered          representation
------------------------------------------------------------------------------

Barclays and     Any documents required or   Transfer Date              Yes
he Counterparty  reasonably requested by
                 the receiving party to
                 evidence authority of the
                 delivering party or its
                 Credit Support Provider,
                 if any, to execute and
                 deliver this Agreement,
                 any Confirmation, and any
                 Credit Support Documents
                 to which it is a party,
                 and to evidence the
                 authority of the
                 delivering party to its
                 Credit Support Provider to
                 perform its obligations
                 under this Agreement, such
                 Confirmation and/or Credit
                 Support Document, as the
                 case may be.


Barclays and     A certificate of an         Transfer Date              Yes
the              authorized

Counterparty     officer of the party, as
                 to the incumbency and
                 authority of the
                 respective officers of
                 the party signing this
                 agreement, any relevant
                 Credit Support Document,
                 or any Confirmation,
                 as the case may be.

      v)    Miscellaneous.

            (a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

            Address for notices or communications to Barclays:

            Address:    5 The North Colonnade
                        Canary Wharf
                        E14 4BB
            Facsimile:  44(20) 777 36461
            Phone:      44(20) 777 36810

            Address for notices or communications to the Counterparty:

            To be provided by counterparty.

            (b)   Process Agent. For the purpose of Section 13(c):

                  Barclays appoints as its Process Agent: Barclays Bank PLC, New York Branch.

                  Counterparty appoints as its Process Agent: Not Applicable.

            (c) Offices. The provisions of Section 10(a) will apply to this Agreement.

            (d)   Multibranch Party. For the purpose of Section 10(c) of this
                  Agreement:

                        Barclays is a Multibranch Party and may act through its London and New York offices.

                        Counterparty is not a Multibranch Party.

            (e) Calculation Agent. The Calculation Agent is Barclays; provided, however, that if an Event of Default occurs with respect to Barclays, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

            (f) Credit Support Document. Not applicable for either Barclays or the Counterparty.

            (g)   Credit Support Provider.

                        With respect to Barclays: Not Applicable.
                        With respect to Counterparty: Not Applicable.

            (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except
                  Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

            (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

            (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

            (k) "Affiliate" Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement.

            (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

      vi)   Additional Representations:

            Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

            (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the
                  Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

            (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

            (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

            (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

            (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of
                  Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

      vii)  Other Provisions.

            (a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in
                  Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and
                  (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either
                  Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under
                  Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

            (b) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

            (c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                    For and on behalf of
BARCLAYS BANK PLC                       COUNTRYWIDE HOME LOANS, INC.
-------------------------------------------------------------------------------
/s/ Adam Carysforth                     /s/ Brad Carson
-------------------                     ---------------
Name: Adam Carysforth                   Name: Brad Carson
Title: Authorized Signatory             Title:    Managing   Director   and
Date: March 30, 2006                    Assistant Treasurer
                                        Date: March 30, 2006

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Schedule A to the Confirmation dated as of March 30, 2006
Re: Reference Number 1107840B / 1107842B


PERIOD START    PERIOD END
DATE            DATE         NOTIONAL (in USD)   STRIKE RATE       CAP RATE
30-Mar-06       25-Apr-06    833,437,100.00      7.1495            10.0000
25-Apr-06       25-May-06    808,821,230.00      6.1571            10.0000
25-May-06       25-Jun-06    784,925,786.00      5.9494            10.0000
25-Jun-06       25-Jul-06    761,731,659.00      6.1831            9.8300
25-Jul-06       25-Aug-06    739,220,007.00      5.9791            9.7963
25-Aug-06       25-Sep-06    717,370,451.00      5.9853            9.7974
25-Sep-06       25-Oct-06    696,163,046.00      6.2142            9.7909
25-Oct-06       25-Nov-06    675,576,844.00      6.0044            9.7950
25-Nov-06       25-Dec-06    655,595,483.00      6.2240            9.7772
25-Dec-06       25-Jan-07    636,201,936.00      6.0564            9.7430
25-Jan-07       25-Feb-07    617,379,303.00      6.0957            9.7055
25-Feb-07       25-Mar-07    599,110,733.00      6.8035            9.6713
25-Mar-07       25-Apr-07    581,379,716.00      6.1012            9.7024
25-Apr-07       25-May-07    564,170,893.00      6.3241            9.6866
25-May-07       25-Jun-07    547,468,199.00      6.1137            9.6808
25-Jun-07       25-Jul-07    531,257,042.00      6.3443            9.6502
25-Jul-07       25-Aug-07    515,522,468.00      6.1364            9.6423
25-Aug-07       25-Sep-07    500,250,341.00      6.1545            9.6328
25-Sep-07       25-Oct-07    485,427,261.00      6.4048            9.6088
25-Oct-07       25-Nov-07    471,040,698.00      6.2163            9.6045
25-Nov-07       25-Dec-07    457,078,321.00      6.5031            9.5808
25-Dec-07       25-Jan-08    443,527,438.00      6.5515            9.4568
25-Jan-08       25-Feb-08    430,378,667.00      7.4147            9.3317
25-Feb-08       25-Mar-08    417,628,160.00      8.3869            9.2674
25-Mar-08       25-Apr-08    405,258,962.00      7.8226            9.3050
25-Apr-08       25-May-08    393,253,665.00      8.1064            9.2679
25-May-08       25-Jun-08    381,601,224.00      7.8346            9.2649
25-Jun-08       25-Jul-08    370,291,454.00      8.1707            9.1650
25-Jul-08       25-Aug-08    359,315,001.00      8.1278            8.9935
25-Aug-08       25-Sep-08    348,664,176.00      8.2492            8.9166
25-Sep-08       25-Oct-08    338,328,205.00      8.5475            8.8553
25-Oct-08       25-Nov-08    328,296,348.00      8.2616            8.8669
25-Nov-08       25-Dec-08    318,559,304.00      8.5595            8.7971
25-Dec-08       25-Jan-09    309,108,122.00      8.3132            8.5990



* All dates subject to adjustment in accordance with Following Business Day Convention